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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 13, 2004





                                  A.S.V., INC.
             (Exact name of registrant as specified in its charter)



         Minnesota                      0-25620                  41-1459569
(State or other jurisdiction    (Commission file number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)




                  840 Lily Lane, Grand Rapids, Minnesota 55744
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (218) 327-3434




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Item 7.           Financial Statements and Exhibits.

                  c.           Exhibits

                  Exhibit      Description of Exhibit
                  -------      ----------------------

                  99           Press release dated July 13, 2004

Item 9.           Regulation FD Disclosure

                  On July 13, 2004, A.S.V., Inc. ("ASV") issued a press release announcing it had hired Mark Glasnapp as President of ASV.

                  For additional information, see the press release included as
                  Exhibit 99 hereto.



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 SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 13, 2004



                                              A.S.V., Inc.


                                              By: /s/ Gary Lemke
                                                  ------------------------------
                                                  Its:  President
                                                        ------------------------





                                  EXHIBIT INDEX


          Exhibit     Description of Exhibit
          -------     ----------------------
             99       Press release dated July 13, 2004